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                                   Amendment                Exhibit 10.20(b)
                                       to
                                   Agreement

         Rod F. Dammeyer ("Executive") and Itel Corporation ("Company") for good and valuable consideration, receipt of which is hereby acknowledged, hereby agree to amend their Agreement of January 1, 1992 as follows:

                 The first subparagraph of Section 3 of the Agreement is amended to read: "Annual salary of $625,000".

                 The second subparagraph of Section 3 of the Agreement is amended to read: "Annual bonus opportunity of 50% to 112.5% of salary with a target of 75% of salary."

         This Agreement shall be effective as of January 1, 1994 and shall apply to services provided on and after that date.



Itel Corporation




By: /s/ JAMES E. KNOX                        /s/ ROD F. DAMMEYER
    _______________________________      ____________________________________
       James E. Knox                             Rod F. Dammeyer